                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                SCHEDULE 14A
                               (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                          SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                            (AMENDMENT NO. _____)

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

     /X/ Preliminary Proxy Statement

     / / Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))

     / / Definitive Proxy Statement

     / / Definitive Additional Materials

     / / Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12


                          U.S. GLOBAL INVESTORS, INC.
------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box)

/X/ No Fee required.

/ / Fee computed on table below per Exchange Act Rules 14a 6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies.

        ----------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        ----------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ----------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ----------------------------------------------------------------------

                          U.S. GLOBAL INVESTORS, INC.
                               P. O. Box 781234
                          San Antonio, TX 78278-1234

                              7900 Callaghan Road
                             San Antonio, TX 78229
                                (210) 308-1222

                                                              November 8, 2006

Dear Shareholders:

         You are cordially invited to attend a Special Meeting of Shareholders of U.S. Global Investors, Inc. to be held on Wednesday, January 10, 2007, at 9:00 a.m., local time, at the offices of U.S. Global located at 7900 Callaghan, San Antonio, Texas 78229. We hope that you will be able to attend the meeting. Matters on which action will be taken at the meeting are explained in detail in the Notice and Proxy Statement following this letter.

         Whether or not you expect to attend the Special Meeting, please mark, sign, and date the enclosed proxy and return it promptly in the enclosed envelope. If you have any further questions concerning the meeting or these proposals, please contact our Investor Relations Department at (210) 308-1221. For questions relating to voting, please contact ADP, our proxy solicitors, at
(800) ______ (toll-free within the U.S. and Canada) or (___) ______ (outside the U.S. and Canada, call collect).




                            /s/ Frank E. Holmes
                            ................................
                            Frank E. Holmes
                            Chief Executive Officer and Chief Investment Officer

                          U.S. GLOBAL INVESTORS, INC.
                               P. O. Box 781234
                          San Antonio, TX 78278-1234

                              7900 Callaghan Road
                             San Antonio, TX 78229
                                (210) 308-1222

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 10, 2007

To the Shareholders of U.S. Global Investors, Inc.:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of U.S. Global Investors, Inc. ("U.S. Global" or the "Company") will be held at the Company's headquarters located at 7900 Callaghan, San Antonio, Texas 78229, on Wednesday, January 10, 2007, at 9:00 a.m., local time, for the following purposes:

         (1) To act on a proposed amendment to Article Four of the Third Restated and Amended Articles of Incorporation of U.S. Global to increase the number of authorized shares of common stock, par value $0.05 per share of U.S. Global to 36,000,000, of which 28,000,000 have been designated as Class A Common Stock, 4,500,000 have been designated as Class B Common Stock, and 3,500,000 have been designated as Class C Common Stock, in order to effectuate a related two-for-one stock split and complete other minor modifications to the Articles on Incorporation as set forth in their entirety as Exhibit A to this Proxy Statement;

         (2) To act on a proposed amendment to Article Four of the Third Restated and Amended Articles of Incorporation of U.S. Global to eliminate the dividend and liquidation preferences for holders of Class A Common Stock in order to facilitate the adoption of a dividend policy and to permit the conversion of Class C Common Stock to Class A Common Stock;

         (3) To provide holders of the Company's Class A Common Stock and Class C Common Stock an opportunity to meet with management of the Company; and

         (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors of the Company has authorized the payment of a special dividend of $0.50 per share ($0.25 per share post-split) payable on January 22, 2007 to shareholders of record on January 10, 2007, conditioned upon shareholder approval of the two amendments described above to the Third Restated and Amended Articles of Incorporation by the shareholders at the Special Meeting.

         We cordially invite you to attend the Special Meeting in person. To assure your representation at the meeting, however, we urge you to mark, sign, date, and return the enclosed proxy card as soon as possible in the enclosed postage-prepaid envelope.

         Whether or not you expect to attend the Special Meeting, please complete, sign, date, and promptly mail your proxy card in the envelope provided. You may revoke your proxy at any time prior to the Special Meeting, and, if you attend the Special Meeting, you may vote your shares of U.S. Global stock in person.

         The U.S. Global Board of Directors has fixed the close of business on November 20, 2006, as the record date for the determination of the shareholders entitled to notice of and to vote at the Special Meeting and any adjournment thereof.

                                  By Order of the Board of Directors

                                  /s/ Deanna Gunn
                                  ..................................
                                  Deanna Gunn
                                  SECRETARY

San Antonio, Texas
November 8, 2006

                          U.S. GLOBAL INVESTORS, INC.
                                7900 Callaghan
                           San Antonio, Texas 78229
                                (210) 308-1234

                                PROXY STATEMENT


                            -----------------------

         The Board of Directors of U.S. Global Investors, Inc. is soliciting proxies to vote shares of Class A Common Stock and Class C Common Stock at a Special Meeting of Shareholders to be held at 9:00 a.m., local time, on Wednesday, January 10, 2007, at Company's headquarters located at 7900 Callaghan, San Antonio, Texas 78229, and at any adjournment thereof. This Proxy Statement and the accompanying Proxy are first being mailed to shareholders on or about November 22, 2006. For ten days prior to the Special Meeting, a complete list of shareholders entitled to vote at the Special Meeting will be available for examination by any shareholder for any purpose germane to the Special Meeting during ordinary business hours at U.S. Global's executive offices, located at the address set forth above.

RECORD DATE; SHARES ENTITLED TO VOTE; QUORUM

         The Board of Directors has fixed the close of business on November 20, 2006 as the record date for U.S. Global shareholders entitled to notice of and to vote at the Special Meeting. Holders of both Class A Common Stock and Class C Common Stock of U.S. Global as of the record date are entitled to vote at the Special Meeting. As of the record date, there were [6,077,029] shares of Class A Common Stock issued and outstanding or reserved for issuance, no shares of Class B Common Stock issued and outstanding or reserved for issuance, and 1,496,800 shares of Class C Common Stock issued and outstanding or reserved for issuance. Of the Class A Common Stock outstanding, there were approximately [200] holders of record and of the Class C Common Stock outstanding, there were 71 holders of record. Frank Holmes, Director and Chief Executive Officer and Chief Investment Officer of U.S. Global, beneficially owns 93.01% of the Class C Common Stock. Shareholders are entitled to one vote for each share of U.S. Global Class A Common Stock or Class C Common Stock held as of the record date.

         The holders of a majority of the outstanding shares of U.S. Global Class A Common Stock and Class C Common Stock issued and entitled to vote at the Special Meeting must be present in person or by proxy to establish a quorum for business to be conducted at the Special Meeting. Abstentions and "non-votes" are treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. "Non-votes" occur when a proxy:

     o is returned by a broker or other shareholder who does not have authority to vote;

     o   does not give authority to a proxy to vote; or

     o   withholds authority to vote on one or more proposals.

VOTES REQUIRED

         Proposal One, the amendment to U.S. Global's Third Restated and Amended Articles of Incorporation to increase the authorized Class A Common Stock, Class B Common Stock and Class C Common Stock, requires the affirmative "FOR" vote of the holders of two-thirds of all issued and outstanding shares of U.S. Global's Class A Common Stock and Class C Common Stock. Proposal Two, the amendment to U.S. Global's Third Restated and Amended Articles of Incorporation to modify the dividend and liquidation preference of Class A Common Stock, requires the affirmative "FOR" vote of the holders of two-thirds of all issued and outstanding shares of U.S. Global's Class A Common Stock and Class C Common Stock. Therefore, all abstentions will have the same legal effect as a vote "AGAINST" each of the proposals. Abstentions and non-votes are not counted (even though such shares are considered present and entitled to vote for purposes of determining a quorum.

VOTING OF PROXIES

         Votes cast in person or by proxy at the Special Meeting will be tabulated at the Special Meeting. All valid, unrevoked proxies will be voted as directed. In the absence of instructions to the contrary, properly executed proxies will be voted in favor of each of the proposals listed in the notice of Special Meeting.

         If any matters other than those addressed on the proxy card are properly presented for action at the Special Meeting, the persons named in the proxy will have the discretion to vote on those matters in their best judgment, unless authorization is withheld.

HOW TO VOTE BY PROXY; REVOCABILITY OF PROXIES

         To vote by proxy, you must complete, sign, date, and return the enclosed proxy card in the enclosed envelope. Any U.S. Global shareholder who delivers a properly executed proxy may revoke the proxy at any time before it is voted. Proxies may be revoked by:

     o delivering a written revocation of the proxy to the U.S. Global Secretary before the Special Meeting;

     o   signing and returning a later dated proxy to the U.S. Global
         Secretary; or

     o   appearing at the Special Meeting and voting in person.

         Attendance at the Special Meeting will not, in and of itself, constitute revocation of a proxy. A U.S. Global shareholder whose shares are held in the name of its broker, bank or other nominee must bring a legal proxy from its broker, bank or other nominee to the meeting in order to vote in person.

DEADLINE FOR VOTING BY PROXY

         In order to be counted, votes cast by proxy must be received by mail prior to the Special Meeting.

SOLICITATION OF PROXIES

         Proxies will be solicited by mail. Proxies may also be solicited personally, or by telephone, fax, or other means by the directors, officers, and employees of U.S. Global. Directors, officers, and employees soliciting proxies will receive no extra compensation, but may be reimbursed for related out-of-pocket expenses. In addition to solicitation by mail, U.S. Global will make arrangements with brokerage houses and other custodians, nominees, and fiduciaries to send the proxy materials to beneficial owners. U.S. Global will, upon request, reimburse these brokerage houses, custodians, and other persons for their reasonable out-of-pocket expenses in doing so. We have engaged ADP to act as our proxy solicitor for the meeting at a cost of approximately $20,000, plus reimbursement of out-of-pocket expenses.

         If you have any further questions concerning the meeting or these proposals, please contact our Investor Relations Department at (210)308-1221. For questions relating to voting, please contact ADP, our proxy solicitors, at
(800) ______ (toll-free within the U.S. and Canada) or (___) ______ (outside the U.S. and Canada, call collect).

                                 PROPOSAL ONE

       APPROVAL OF AMENDMENT TO U.S. GLOBAL'S ARTICLES OF INCORPORATION
   TO INCREASE THE AUTHORIZED CLASS A COMMON STOCK, CLASS B COMMON STOCK AND
                             CLASS C COMMON STOCK

         The U.S. Global Board of Directors has unanimously approved an amendment to the Third Restated and Amended Articles of Incorporation of U.S. Global (the "Articles") which would increase the number of authorized shares of each class of common stock that U.S. Global is authorized to issue. A copy of the current Articles is available as Exhibit 3.1 to the Company's Form 10-K for the fiscal year ended June 30, 1996 filed with the Securities and Exchange Commission ("SEC") on September 30, 1996. The proposed amendments (the "Authorized Stock Amendment") are set forth in their entirety in Exhibit A to this Proxy Statement as the "Fourth Amended and Restated Articles".

         On November 8, 2006, the Board of Directors adopted a resolution amending, subject to the receipt of shareholder approval, the Articles as set forth in their entirety as Exhibit A hereto, to, among other things, increase the number of shares of common stock as follows:

         o The Articles currently authorize the issuance of 7,000,000 shares of Class A Common Stock of which [6,077,029] shares were issued and outstanding or reserved for issuance as of November 20, 2006. The Authorized Stock Amendment would authorize the issuance of 28,000,000 shares of Class A Common Stock.

         o The Articles currently authorize the issuance of 2,250,000 shares of Class B Common Stock of which no shares were issued and outstanding or reserved for issuance as of November 20, 2006. The Authorized Stock Amendment would authorize the issuance of 4,500,000 shares of Class B Common Stock.

         o The Articles currently authorize the issuance of 1,750,000 shares of Class C Common Stock of which 1,496,800 shares were issued and outstanding or reserved for issuance as of November 20, 2006. The Authorized Stock Amendment would authorize the issuance of 3,500,000 shares of Class C Common Stock.

         U.S. Global's Board of Directors further directed that this Authorized Stock Amendment be submitted for consideration of U.S. Global's shareholders at the Special Meeting.

         The Board of Directors has also approved a two-for-one stock split to be effective upon approval of the Authorized Stock Amendment. U.S. Global is seeking the amendment to the Articles to allow U.S. Global to effect the two-for-one stock split. Additionally, the Board of Directors of the Company has authorized the payment of a special dividend of $0.50 per share ($0.25 per share post-split) payable on January 22, 2007 to shareholders of record on January 10, 2007, conditioned upon shareholder approval of both this Proposal and Proposal Two at the Special Meeting.

         The par value of each class of common stock prior to the stock split was $0.05 per share. The par value of each class of common stock after completing the stock split is $0.025 per share. Because the stock split is also dividing the par value of each class of common stock by two, on the effective date of the split, the aggregate stated capital and additional paid-in capital on our balance sheet attributable to each class of common stock will remain the same. The per share net income or loss and net book value of each share of common stock will be decreased proportionately because there will be twice the number of shares of common stock outstanding.

         If approved, the increased number of authorized shares of common stock would be available for issuance from time to time for such purposes and consideration as the Board of Directors may approve and no further vote of shareholders of U.S. Global will be required, except as provided by the Articles, under Texas law or the rules of any national securities exchange on which shares of U.S. Global common stock are at the time listed or quoted. In addition, U.S. Global may from time to time wish to issue shares of common stock to afford the Board of Directors greater flexibility in meeting possible future financing requirements, to effect future transactions such as acquisitions, stock splits or stock dividends and to meet other corporate needs as they arise. Although U.S. Global has no present plans to issue any additional shares of common stock for such purposes, the Board of Directors considers it advisable that U.S. Global be in a position to issue an amount of additional shares without calling a special meeting of shareholders to increase the number of authorized shares.

         The authorization of additional shares of common stock will not, by itself, have any effect on the rights of holders of the currently outstanding shares of common stock. However, any issuance of additional shares of common stock could, depending on the circumstances, affect the existing holders of shares of common stock by diluting per share earnings and voting power of the outstanding common stock. The availability for issuance of additional shares of common stock could also discourage or make more difficult efforts to obtain control of U.S. Global.

         The additional shares of common stock for which authorization is sought would be identical to the shares of common stock of each class now authorized as may be amended upon adoption of Proposal Two. Holders of common stock do not have preemptive rights to subscribe to additional securities, which may be issued by U.S. Global.

         Further, in conjunction with the proposed two-for-one stock split, the Board of Directors reviewed the Articles and Amended and Restated Bylaws of the Company (the "Bylaws") and made recommendations for changes to the Articles. The changes are to update the Bylaws and to generally conform them to modern practice and governance principles for public corporations. This includes the updating of the indemnification provisions for officers and directors of U.S. Global as provided by the Texas Business Corporation Act (the "TBCA") and the deletion of the provision related to the convocation of meetings by holders of Class B Common Stock as those rights terminated pursuant to their terms (as are contained in the Articles) in 1997. Except as to the proposed increase in the number of authorized shares contained in this Proposal One and the proposed modifications to the dividend, liquidation and conversion rights contained in Proposal Two, the Board of Directors has not proposed comprehensive changes to the Articles. The further proposed changes are primarily "housekeeping" matters and are not intended to modify the rights of existing shareholders in any material respect.

         If the Authorized Stock Amendment is approved by the shareholders, U.S. Global will file the Authorized Stock Amendment to the Articles with the Texas Secretary of State. The Authorized Stock Amendment will become effective on the date it is filed with the Texas Secretary of State. The changes in U.S. Global's existing Articles would be those (i) conforming with Proposal One and Proposal Two, if approved, (ii) numeric changes required to reflect the increase in authorized common stock and effectuate the two-for-one stock split and (iii) changes which will modernize certain provisions of the Articles as reflected in the attached Fourth Amended and Restated Articles which indicates the specific proposed changes by double underlining insertions and bracketing and bolding deletions.

REQUIRED VOTE

         Under the TBCA, the affirmative vote of the holders of two-thirds of the outstanding shares of U.S. Global Class A Common Stock and Class C Common Stock entitled to notice of and to vote at the Special Meeting voting separately by class is required to adopt the Authorized Stock Amendment.

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AUTHORIZED STOCK AMENDMENT.

                                 PROPOSAL TWO

       APPROVAL OF AMENDMENT TO U.S. GLOBAL'S ARTICLES OF INCORPORATION
   TO MODIFY THE DIVIDEND AND LIQUIDATION PREFERENCE OF CLASS A COMMON STOCK
    AND PERMIT CONVERSION OF CLASS C COMMON STOCK TO CLASS A COMMON STOCK

         On November 8, 2006, the Board of Directors unanimously approved an amendment to the Articles which would remove the dividend and liquidation preferences for holders of Class A Common Stock and would permit the conversion of Class C Common Stock to Class A Common Stock.

         Proposal Two would be effected by an amendment to Sections 2, 3 and 5 of Article Four (Article Four, Sections 2, 3 and 5, if Proposal One is approved) of the Articles which would remove the Class A Common Stock participation in dividends and liquidation preference as contained in the Articles (the "Authorized Dividend and Preference Amendment"). Section 5 of Article Four would be amended so that each share of Series C Common Stock could be converted on a one-for-one basis into Series A Common Stock. Finally, if Proposal One is adopted, a new Section 8 will be added to Article Four authorizing the split, such that Article Four would read, in its entirety, as follows:

                                 ARTICLE FOUR

         1. General. The corporation is authorized to issue three classes of
            -------
         Common Stock, one designated Class A Common Stock, one designated Class B Common Stock, and one designated Class C Common Stock (collectively referred to herein as "Common Stock"). The total number of shares which the Corporation is authorized to issue is 36,000,000 shares. The number of shares of Class A Common Stock authorized is 28,000,000, and the par value of each such share is $0.025. The number of shares of Class B Common Stock authorized is 4,500,000, and the par value of each such share is $0.025. The number of shares of Class C Common Stock authorized is 3,500,000, and the par value of each such share is $0.025. Except for the voting and conversion rights set forth in paragraphs 3 and 5 of this Article Four, all other rights and preferences of the Class A, Class B and Class C Common Stock are equal.

         2. Voting Rights. The holders of shares of Class C Common Stock shall
             ------------
         have full voting rights at any annual or special meeting of the shareholders and as provided for in the Texas Business Corporation Act. Except as otherwise expressly provided by law, all voting rights shall be in the Class C Common Stock, and the holders of shares of Class A Common Stock or Class B Common Stock shall have no voting rights at any annual or special meeting of the shareholders. Notwithstanding the foregoing, at such time there are no longer any shares of Class C Common Stock issued and outstanding, then Class A Common Stock shall have full voting rights at any annual or special meeting of the shareholders and as provided for in the Texas Business Corporation Act and there shall be no cumulative voting.

         3. Dividends. The holders of Class A Common Stock, Class B Common
            ---------
         Stock, and Class C Common Stock shall then be entitled to receive, when and as declared by the Board of Directors, out of any funds legally available therefor, cash dividends which shall be paid simultaneously to the holders of Class A Common Stock, Class B Common Stock and Class C Common Stock in the same proportionate amounts per share.

         4. Purchase. Nothing herein shall limit the right of the Corporation
            --------
         to repurchase any of its outstanding shares of Class A Common Stock, Class B Common Stock or Class C Common Stock in accordance with law, by public or private transaction.

         5. Conversion Rights. The shares of Class A Common Stock shall not be
            -----------------
         convertible into the shares of any other class of stock of the Corporation. The holders of the shares of Class B Common Stock shall have the right to convert Class B Common Stock shares into Class C Common Stock shares on a one-to-one ratio and shall have the right to convert Class B Common Stock shares into shares of Class A Common Stock, on a one-to-one basis. The holders of each share of Class C Common Stock shall have the right to convert any or all of such holder's Class C

         Common Stock shares into shares of Class A Common Stock, on a one-to-one basis, at the option of the holder thereof, at any time and from time to time.

         Upon the earlier of (A) a date specified by vote or written consent of at least 50% of the holders of the then outstanding shares of Class C Common Stock or (B) such date that less than 200,000(1) shares of Class C Common Stock remain outstanding ("Mandatory Conversion Date"), all outstanding shares of Class C Common Stock shall automatically be converted into shares of Class A Common Stock on a one-to-one basis. Upon the occurrence of a Mandatory Conversion Date, the Corporation shall prepare a notice stating that a Mandatory Conversion Date has occurred and setting forth in detail the facts, and such notice shall forthwith be mailed by first class mail to the holders of the Class C Common Stock at their last known address shown on the stock books of the Corporation.

         Upon transmission by the Corporation of written notice of a Mandatory Conversion Date, each holder of Class C Common Stock shall (i) surrender the certificate or certificates therefor, duly endorsed, at the office of any transfer agent for such Class C Common Stock, or if there is no such transfer agent, then at the principal executive offices of the Corporation and (ii) state in writing therein the name or names in which such holder wishes the certificate or certificates for the Class A Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at the last known address of each holder of the Class C Common Stock, or to his nominee or nominees, certificates for the number of full shares of Class A Common Stock to which he shall be entitled, as aforesaid, together with cash in lieu of any fraction of a share as hereinafter provided. Such conversion shall be deemed to have been made on the Mandatory Conversion Date, and the person or persons entitled to receive the Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Class A Common Stock on said date. Such shares of Class C Common Stock may not be reissued as shares of such class, and the Corporation may thereafter take such appropriate action (without the need for shareholder action) as may be necessary to reduce the authorized number of shares of Class C Common Stock to zero.

         As further provided in paragraph 1 of this Article Four, upon the occurrence of a Mandatory Conversion Date, shares of Class A Common Stock shall have full voting rights.

         6. Liquidation. In the event of dissolution, liquidation or winding
            -----------
         up of the Corporation (whether voluntary or involuntary), after payment or provision for payment of debts, the assets of the Corporation upon liquidation shall be distributed pro rata among the holders of the shares of Class A Common Stock, Class B Common Stock and Class C Common Stock. None of the following events is a dissolution, liquidation or winding up within the meaning of this paragraph: consolidation, merger, or reorganization of the Corporation with any other corporation or corporations, sale of all or substantially all the assets of the Corporation, or any purchase or redemption by the Corporation of any of its outstanding shares.

         7. Denial of Preemptive Rights. No holder of shares of any class of
            ---------------------------
         the Corporation, Class A Common Stock, Class B Common Stock or Class C Common Stock, shall have any preemptive right to subscribe for or acquire additional shares of the Corporation of the same or any other class, whether such shares shall be hereby or hereafter authorized; and no holder of shares of any class of the Corporation shall have any right to acquire any shares which may be held in the treasury of the Corporation. All such additional or treasury shares may be sold for such consideration, at such time, and to such person or persons as the Board of Directors may from time to time determine.

         8. Common Stock Split. Upon the issuance of these Fourth Amended and
            ------------------
         Restated Articles of Incorporation by the Secretary of State of the State of Texas, each share of Common Stock, of each class, outstanding shall be split and reconstituted into two (2) shares of Class A Common Stock, Class B Common Stock or Class C Common Stock, respectively; provided, however, that

-----------------------------------
(1) 100,000 shares if split is not approved.

         the Corporation shall issue no fractional shares of Common Stock, and all shares shall be rounded up or down to the nearest whole number of shares.

         Pursuant to the Texas Business Corporations Act, Art. 4.03 and the Articles, this proposal must be approved by the holders of at least two-thirds of the shares entitled to vote of Class A Common Stock outstanding as of the Record Date voting as a separate class and in addition must be approved by the holders of a majority of the shares of the Class C Common Stock outstanding as of the Record Date voting as a separate class.

         Prior to November 1994, the Company had authorized and issued common stock and one class of preferred stock. The Company reclassified its shares on November 22, 1994 such that the original common stock became known as Class C Common Stock and the preferred stock become known as Class A Common Stock, which was the class registered with the SEC and publicly traded.

         When the Company reclassified the preferred stock in November 1994, the Company failed to remove certain dividend and liquidation preferences of its Class A Common Stock. Holders of the outstanding shares of the Company's Class A Common Stock are currently entitled to receive, when, if and as declared by the Company's Board of Directors, a noncumulative cash dividend equal in the aggregate to 5% of the Company's net after-tax earnings for its prior fiscal year. After any such dividend has been paid, the holders of the outstanding shares of Class B Common Stock are entitled to receive, when, if and as declared by the Company's Board of Directors, cash dividends per share equal to the cash dividends per share paid to the holders of the Class A Common Stock. Holders of the outstanding shares of Class C Common Stock are entitled to receive when, if and as declared by the Company's Board of Directors, cash dividends per share equal to the cash dividends per share paid to the holders of the Class A and Class B Common Stock. Thereafter, if the Board of Directors determines to pay additional cash dividends, such dividends would be paid simultaneously on a prorated basis to holders of Class A Common Stock, Class B Common Stock and Class C Common Stock. The holders of the Class A Common Stock are protected in certain instances against dilution of the dividend amount payable to them. This dividend preference is noncumulative; therefore, unless and until any dividend payment is authorized by the Board of Directors payable to any shareholder, the Class A Common Stock does not receive any preference. The Company currently does not owe any dividends in arrears nor have there been any defaults in principal or interest.

         If the Authorized Dividend and Preference Amendment is adopted, the Class A Common Stock will no longer receive a preference of 5% of the Company's after-tax net earnings in the determination of the amount of dividends to be authorized. Further, if the Authorized Dividend and Preference Amendment is adopted, the Class A Common Stock would no longer be entitled to receive a $0.05 per share preference in the event of dissolution, liquidation or winding up of the Company.

         The Company has never paid cash dividends on any class of its common stock.

         The Company has experienced substantial growth in the last few years and has experienced a commensurate increase in stock value and retained earnings. The Board of Directors is responsible for adopting policies relating to the Company's cash flow, cash management, and working capital, shareholder dividends and distributions, and share repurchases and investments. In conjunction with this authority, the Board of Directors would like to adopt a comprehensive dividend policy to pay cash dividends. The Board of Directors believes that the proposed amendment to the Company's Articles would provide the Company with increased financial flexibility in the payment of dividends to all shareholders. The Board of Directors believes that the current dividend and liquidation preference structure could prevent the Company from paying dividends to all of its shareholders. The Board of Directors has determined that, in connection with the desire to adopt a comprehensive dividend policy, that all of the authorized common stock should have consistent dividend and liquidation preference rights.

         To this end, the Board of Directors of the Company has authorized the payment of a special dividend of $0.50 per share ($0.25 per share post-split) payable on January 22, 2007 to shareholders of record on January 10, 2007, conditioned upon shareholder approval of both this Proposal and Proposal One at the Special Meeting ("Special Dividend"). The amount of the Special Dividend reflects the Company's desire to pay dividends at levels that strike a balance among comparability with dividend yields and payout ratios of similar companies, the ability to sustain payments in the future, and the desire to retain adequate financial flexibility to make investments in its core business. The Company will fund the Special Dividend and future dividend payments, if any, with distributable cash, which is cash from operations that remains available after the company funds capital expenditures and takes any action necessary to ensure it maintains a balanced capital structure. Except for the already authorized Special

Dividend, payment of cash dividends, regardless of whether this amendment is approved, is dependent on earnings, operations, capital requirements, general financial condition of the Company, and general business conditions and is at the discretion of and subject to the approval of the Board of Directors.

         Upon adoption of this Authorized Dividend and Preference Amendment, holders of all shares of our common stock would be entitled to receive such dividends as may be declared from time to time by the Board of Directors, and legally available from the Company's assets. In addition, upon any liquidation of the Company, holders of all classes of our common stock would be entitled to a pro rata share of all of the Company's assets available for distribution to shareholders.

         Finally, currently only holders of Class C Common Stock have the right to vote at annual and special meetings. Class A Common Stock has been registered with the Securities and Exchange Commission but does not have the right to vote except for in certain limited circumstances as required by law. The Board believes that it is in the best interest of the Company to permit the holders of Class C Common Stock to convert to Class A Common Stock so that, holders of the voting class could convert to the class of stock held by the majority of the shareholders of the Company. If Proposal Two is adopted and the holders of Class C Common Stock elect to and/or are mandatorily converted to shares of Class A Common Stock such that no shares of the voting Class C Common Stock remain outstanding, then Class A Common Stock shall have the right to vote at all annual and special meetings. At such time, there will no longer be cumulative voting.

         The Authorized Dividend and Preference Amendment will not result in any change to the Company's listing of its Class A Common Stock with NASDAQ.

         If Proposal Two is not approved but Proposal One is approved, the Fourth Amended and Restated Articles would not be modified prior to filing to insert the provisions relating to this Proposal Two. If Proposal One and Proposal Two are approved by the shareholders, U.S. Global will file the Fourth Amended and Restated Articles with the Texas Secretary of State with Sections 2 through 8 set forth above in lieu of Sections 2 through 6 of the Fourth Amended and Restated Articles. If Proposal Two is approved but Proposal One fails, an amendment to the articles will be filed with the Texas Secretary of State replacing Sections 2 through 5 of Article Four of the Articles with Sections 2 through 7 of the amendment set forth above. The amendment will become effective on the date it is filed with the Texas Secretary of State.

REQUIRED VOTE

         Under the TBCA, the affirmative vote of the holders of a two-thirds of the outstanding shares of U.S. Global Class A Common Stock and Class C Common Stock entitled to notice of and to vote at the Special Meeting voting separately by class is required to adopt the Authorized Stock Amendment.

          THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE AUTHORIZED DIVIDEND AND PREFERENCE AMENDMENT.

                           DESCRIPTION OF SECURITIES

         The Company currently has three classes of Common Stock: Class A Common Stock, Class B Common Stock and Class C Common Stock. Each of theses classes of common stock have a par value per share of $0.05.

CLASS A COMMON STOCK

         Class A Common Stock has no preemptive or conversion rights, or sinking fund or redemption provisions. There is no restriction with respect to the repurchase of outstanding shares in accordance with law, by public or private transaction.

         The holders of Class A Common Stock have no power to vote at any meeting of the shareholders of U.S. Global except as required by the TBCA and, on most matters affecting U.S. Global, only the holders of Class C Common Stock are able to vote. Texas law entitles holders of Class A Common Stock vote on any proposed plan of merger or consolidation; upon the sale, lease, exchange, or other disposition of all, or substantially all, the property and assets of U.S. Global, except in the ordinary course of business; and upon any proposed amendment to the Articles of Incorporation which would: (1) increase or decrease the aggregate number of authorized shares of Class A Common Stock;
(2) increase or decrease the par value of the shares of Class A Common Stock;
(3) effect an exchange, reclassification, or cancellation of all or part of the Class A Common Stock; (4) effect an exchange or create a right of exchange, of all or any part of the shares of another class into shares of Class A Common Stock; (5) change the designations, preferences, limitations, or relative rights of the Class A Common Stock; (6) change the shares of Class A Common Stock into the same or a different number of shares, either with or without par value, of the same class or another class or classes; (7) create a new class of shares having rights and preferences equal, prior, or superior to the shares of Class A Common Stock or increase the rights and preferences of any class having rights and preferences equal, prior, or superior to the shares of Class A Common Stock; (8) divide the shares of Class A Common Stock into series and fix and determine the designation of Class A Common Stock and the variations in the relative rights and preferences between the shares of Class A Common Stock; (9) limit or deny the existing preemptive rights of Class A Common Stock shares; (10) cancel or otherwise affect dividends on the shares of Class A Common Stock which had accrued but had not been declared; or
(11) include in or delete from the Articles of Incorporation any provision required or permitted to be included in the Articles of Incorporation of a close corporation in conformity with Texas law. Any of the proposed amendments mentioned above would require approval by two-thirds of each class of stock affected by the proposed amendment.

         Holders of the outstanding shares of the Class A Common Stock are entitled to receive, when and as declared by U.S. Global's Board of Directors, a non-cumulative cash dividend equal in the aggregate to 5% of U.S. Global's after-tax net earnings for its prior fiscal year. After such dividend has been paid, the holders of the outstanding shares of Class C Common Stock and Class B Common Stock are entitled to receive, when and as declared by U.S. Global's Board of Directors, cash dividends per share equal to the cash dividends per shares paid to the holders of the Class A Common Stock. Thereafter, if the Board of Directors determines to pay additional cash dividends, such dividends are paid simultaneously on a pro rata basis to holders of Class A Common Stock, Class C Common Stock and Class B Common Stock. The holders of the Class A Common Stock are protected in certain instances against dilution of the dividend amount payable to such holders.

         In the event of the dissolution, liquidation or winding up of U.S. Global, to the extent there are any distributable assets, holders of the outstanding shares of the Class A Common Stock are entitled to receive $.05 per share. Thereafter, holders of the outstanding shares of the Class C Common Stock and Class B Common Stock are entitled to receive $.05 per share. All remaining assets will be distributed pro rata among the holders of the Class A Common, the Class C Common Stock and Class B Common Stock.

         If the Authorized Stock Amendment is approved by the shareholders, the changes in U.S. Global's existing Articles would be those (i) numeric changes required to reflect the increase in authorized common stock and effectuate the two-for-one stock split and (ii) changes which will modernize certain provisions of the Articles as reflected in the attached Fourth Amended and Restated Articles which indicates the specific proposed changes by double underlining insertions and bracketing and bolding deletions.

CLASS B COMMON STOCK

         Class B Common Stock was added to U.S. Global's Articles in connection with the December 1994 transaction between U.S. Global and a third party, but no shares are currently outstanding. The Company has no current plans to issue any Class B Common Stock. Class B Common Stock has no voting rights and no dividend or liquidation preferences. The terms of the Class B Common Stock are disclosed in Form S-3 filed with the SEC on February 6, 1996.

CLASS C COMMON STOCK

         The holders of Class C Common Stock have full voting rights at any annual or special meeting of the shareholders of U.S. Global, including the right to cumulate votes at each election for directors by giving one candidate as many votes as the number of such candidates multiplied by his shares shall equal, or by distributing such votes on the same principle among any number of such candidates.

         In addition, Texas law entitles holders of Class C Common Stock to vote on any proposed plan of merger or consolidation; upon the sale, lease, exchange, or other disposition of all, or substantially all, the property and assets of U.S. Global, except in the ordinary course of business; and upon any proposed amendment to the Articles of Incorporation which would: (1) increase or decrease the aggregate number of authorized shares of Class C Common Stock;
(2) increase or decrease the par value of the shares of Class C Common Stock;
(3) effect an exchange, reclassification, or cancellation of all or part of the Class C Common Stock; (4) effect an exchange or create a right of exchange, of all or any part of the shares of another class into shares of Class A Common Stock; (5) change the designations, preferences, limitations, or relative rights of the Class A Common Stock; (6) change the shares of Class C Common Stock into the same or a different number of shares, either with or without par value, of the same class or another class or classes; (7) create a new class of shares having rights and preferences equal, prior, or superior to the shares of Class C Common Stock or increase the rights and preferences of any class having rights and preferences equal, prior, or superior to the shares of Class C Common Stock; (8) divide the shares of Class C Common Stock into series and fix and determine the designation of Class C Common Stock and the variations in the relative rights and preferences between the shares of Class C Common Stock; (9) limit or deny the existing preemptive rights of Class C Common Stock shares; (10) cancel or otherwise affect dividends on the shares of Class C Common Stock which had accrued but had not been declared; or
(11) include in or delete from the Articles of Incorporation any provision required or permitted to be included in the Articles of Incorporation of a close corporation in conformity with Texas law.

         Any of the proposed amendments mentioned above would require approval by two-thirds of each class of stock affected by the proposed amendment.

         Class C Common Stock has no preemptive or conversion rights, or sinking fund or redemption provisions. With one exception, as set forth in its Articles, there is no restriction with respect to the repurchase of outstanding shares in accordance with law, by public or private transaction. This exception prohibits U.S. Global from purchasing its Common Stock in any fiscal year unless cash dividends shall have been paid during such year on outstanding Class A Common Stock in an amount of at least 5% of U.S. Global's after-tax net earnings for its prior fiscal year.

         Holders of the outstanding shares of the Class A Common Stock are entitled to receive, when and as declared by U.S. Global's Board of Directors, a non-cumulative cash dividend equal in the aggregate to 5% of U.S. Global's after-tax net earnings for its prior fiscal year. After such dividend has been paid, the holders of the outstanding shares of Class C and Class B Common Stock are entitled to receive, when and as declared by U.S. Global's Board of Directors, cash dividends per share equal to the cash dividends per shares paid to the holders of the Class A Common Stock. Thereafter, if the Board of Directors determines to pay additional cash dividends, such dividends are paid simultaneously on a pro rata basis to holders of Class A Common Stock, Class C Common Stock and Class B Common Stock.

         In the event of the dissolution, liquidation or winding up of U.S. Global, holders of the outstanding shares of the Class A Common Stock are entitled to receive $.05 per share. Thereafter, holders of the outstanding shares of the Class C and Class B Common Stock are entitled to receive $.05 per share. All remaining assets will be distributed pro rata among the holders of the Class A Common, the Class C Common Stock and Class B Common Stock.

         If the Authorized Stock Amendment is approved by the shareholders, the changes in U.S. Global's existing Articles would be those (i) numeric changes required to reflect the increase in authorized common stock and effectuate the two-for-one stock split and (ii) changes which will modernize certain provisions of the Articles as reflected in the attached Fourth Amended and Restated Articles which indicates the specific proposed changes by double underlining insertions and bracketing and bolding deletions.

         If Proposal Two is approved, the rights of Class A Common Stock would change solely as follows:

         o If the Board of Directors determines to pay cash dividends, such dividends will be paid simultaneously on a pro rata basis to holders of Class A Common Stock, Class B Common Stock and Class C Common Stock.
         o In the event of the dissolution, liquidation or winding up of U.S. Global, after payment of all debts, all remaining assets will be distributed pro rata among the holders of the Class A Common, the Class B Common Stock and Class C Common Stock.
         o Class C Common Stock would be convertible into Class A Common Stock and, upon conversion by all holders of Class C Common Stock, Class A Common Stock would have the power to vote at all meetings of the shareholders of U.S. Global.

TEXAS ANTI-TAKEOVER LAW

         Our Articles, Bylaws and the corporate laws of the State of Texas, include provisions designed to provide our Board of Directors with time to consider whether a hostile takeover offer is in our and shareholders' best interests, but could be utilized by our Board of Directors to deter a transaction that would provide shareholders with a premium over the market price of our shares. These provisions include the availability of authorized but unissued shares of common stock for issuance from time to time at the discretion of our Board of Directors; Bylaws provisions enabling our Board of Directors to increase the size of the board and to fill the vacancies created by the increase; and bylaw provisions establishing advance notice procedures with regard to business to be presented at a shareholder meetings or to director nominations (other than those by or at the direction of the board). The TBCA also contains provisions intended to protect shareholders and prohibit or discourage various types of hostile takeover activities. These provisions may discourage potential acquisition proposals and could delay or prevent a change in control, including under circumstances where our shareholders might otherwise receive a premium over the market price of our shares. These provisions may also have the effect of making it more difficult for third parties to cause the replacement of our current management and may limit the ability of our shareholders to approve transactions that they may deem to be in their best interests.

                   BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth the names, ages, and positions of the executive officers and directors of U.S. Global.


NAME                                   AGE       POSITION
Jerold H. Rubinstein                    68       Chairman of the Board of Directors; Director.

Roy D. Terracina                        60       Vice Chairman of the Board of Directors; Director.

Frank E. Holmes                         51       Director, Chief Executive Officer, Chief Investment Officer.

Thomas F. Lydon, Jr.                    46       Director.

Susan B. McGee                          47       President, General Counsel.

Catherine A. Rademacher                 46       Chief Financial Officer.

         JEROLD H. RUBINSTEIN has served as the Chairman of the Board of Directors since February 2006, and has been a Director of the Company since October 1989. Board member and Chairman of the Audit Committee of CKR since June 2006. Chief Executive Officer and founder of Music Imaging & Media, Inc. from July 2002 to present. Chairman of Musicplex, Inc. from September 1999 to June 2002. Chairman of Xtra Music Services from July 1997 to May 2000. Chairman of the Board of Directors and Chief Executive Officer of DMX Inc. from May 1986 to July 1997.

         ROY D. TERRACINA has served as a Director of the Company since December 1994 and Vice Chairman of the Board of Directors since May 1997. Owner of Sunshine Ventures, Inc., an investment company, since January 1994.

         FRANK E. HOLMES has served as a Director and Chief Executive Officer of the Company since October 1989, and Chief Investment Officer since June 1999. Since October 1989, Mr. Holmes has served and continues to serve in various positions with the Company, its subsidiaries, and the investment companies it sponsors. Mr. Holmes is a member and Chairman of the Board of Directors of Endeavour Mining Capital Corp. Mr. Holmes has also served as Director of 71316 Ontario, Inc. since April 1987. Director, President, and Secretary of F.E. Holmes Organization, Inc. since July 1978. Mr. Holmes served as Director of Franc-Or Resources Corporation from June 2000 to November 2003, Chairman and Director of Fortress IT Corp (formerly Consolidated Fortress) from November 2000 to November 2003, and Director of Broadband Collaborative Solutions from May 2000 to June 2002.

         THOMAS F. LYDON, JR. has served Director of the Company since June 1997. Chairman of the Board and President of Global Trends Investments since April 1996. President, Vice President and Account Manager with Fabian Financial Services, Inc. from April 1984 to March 1996. Member of the Advisory Board for Schwab Institutional from 1989 to 1991 and from 1995 to 1996. Member of the Advisory Board of Rydex Series Trust since January 1999. Fund Relations Chair for SAAFTI since 1994.

         SUSAN B. MCGEE has served as the President of the Company since February 1998, General Counsel since March 1997. Since September 1992, Ms. McGee has served and continues to serve in various positions with the Company, its subsidiaries, and the investment companies it sponsors.

         CATHERINE A. RADEMACHER has served as the Chief Financial Officer of the Company since August 2004. Controller of the Company from April 2004 until August 2004. Associate with Resources Connection from July 2003 to February 2004. Recruiting Manager with Robert Half International from November 2002 to June 2003. Controller of Luby's Inc. from June 2000 to October 2002. Assistant Controller of Hunt Building Corp. from April 1995 to October 1998. Senior auditor with KPMG Peat Marwick from October 1993 to March 1995.

                SECURITIES HOLDINGS OF PRINCIPAL STOCKHOLDERS,
                       DIRECTORS, NOMINEES AND OFFICERS

CLASS A COMMON STOCK (NONVOTING STOCK)

         Based upon information received from the persons concerned, including the most recent respective Schedule 13G and Schedule 13F Forms as filed with the SEC, each person known to U.S. Global to be the beneficial owner of more than 5% percent of the outstanding shares of Class A Common Stock of U.S. Global as of October 31, 2006, is indicated in the following table:

                                                                 CLASS A COMMON
NAME AND ADDRESS OF                                            SHARES BENEFICIALLY
BENEFICIAL OWNER                                                      OWNED                 PERCENT OF CLASS (%)
-----------------------------------------------------------   ---------------------        ----------------------
Praetorian Capital Management, LLC                                 720,000(1)                    11.85%
Miami Beach, FL

Insight Capital Research & Management, Inc.                        557,508(2)                     9.17%
Walnut Creek, CA

Whitebox Advisors, LLC                                             354,428(3)                     5.83%
Minneapolis, MN

Osmium Partners, LLC                                               348,270(4)                     5.73%
San Francisco, CA

----------------------------------------

(1) Information is from Schedule 13G for period ending December 31, 2005, filed with the SEC on January 13, 2006.
(2) Information is from Schedule 13F for period ending June 30, 2006, filed with the SEC on August 9, 2006.
(3) Information is from Schedule 13F Amendment Number 2 for the period ending June 30, 2006, filed with the SEC on August 18, 2006.
(4) Information is from Schedule 13G Amendment Number 1 for the period ending September 14, 2005, filed with the SEC on February 10, 2006.


CLASS A COMMON STOCK  (NONVOTING STOCK) - DIRECTORS, NOMINEES AND OFFICERS

         The following table sets forth as of October 31, 2006, information regarding the beneficial ownership of the Company's Class A Common Stock by each director and named executive officers and by all directors and executive officers as a group. Except as otherwise indicated in the notes below, each director owns directly the number of shares indicated in the table and has sole voting power and investment power with respect to all shares.

                                                                        CLASS A
                                                                     COMMON STOCK
BENEFICIAL OWNER                                                   NUMBER OF SHARES                 (%)
-----------------------------------------------------------       ------------------         -------------------
Frank E. Holmes, CEO, Director                                          99,564                      1.64%
7900 Callaghan Road
San Antonio, TX 78229

Susan B. McGee, President, General Counsel                              54,857(1)                   0.90%
7900 Callaghan Road
San Antonio, TX 78229

Catherine A. Rademacher, CFO                                             6,222(2)                   0.10%
7900 Callaghan Road
San Antonio, TX 78229


                                      13

Roy D. Terracina, Director                                               20,000                     0.33%
7900 Callaghan Road
San Antonio, TX  78229

All directors and executive officers as a group (four persons)          180,643                     2.97%

-------------------------------------------------------------
 (1) Includes 40,000 shares of Class A Common Stock underlying presently exercisable options held directly by Ms. McGee.
 (2) Includes 5,000 shares of Class A Common Stock options not presently exercisable.

CLASS C COMMON STOCK (VOTING STOCK)

         On November 20, 2006, there were 1,496,800 shares of the Company's Class C Common Stock outstanding. The following table sets forth, as of such date, information regarding the beneficial ownership of the Company's Class C Common Stock by each person known by the Company to own 5% or more of the outstanding shares of Class C Common Stock, each director, each of the named executive officers and all directors and officers of U.S. Global as a group, owned beneficially as of October 31, 2006:

NAME AND ADDRESS OF                                             CLASS C COMMON SHARES
BENEFICIAL OWNER                                                 BENEFICIALLY OWNED        PERCENT OF CLASS (%)
--------------------------------------------------------     -------------------------  -------------------------
Frank E. Holmes                                                      1,392,211 (1)               93.01%

------------------------------------
 (1) Includes 1,000,000 shares of Class C Common Stock issued to Mr. Holmes that will be vested in equal amounts over a ten-year period and will be fully vested on June 30, 2008; 387,280 shares of Class C Common Stock owned directly by Mr. Holmes; and 4,931 shares of Class C Common Stock owned by Mr. Holmes in an IRA.


COMPLIANCE WITH SECTION 16(a) OF THE 1934 ACT

         Section 16(a) of the 1934 Act requires directors and officers of the Company, and persons who own more than 10% of the Company's Class A Common Stock, to file with the Securities and Exchange Commission (SEC) initial reports of ownership and reports of changes in ownership of the stock. Directors, officers and more than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended June 30, 2006, all Section 16(a) filing requirements applicable to its directors, officers and more than 10% beneficial owners were met.

                         SHAREHOLDER PROPOSALS FOR THE
          ANNUAL MEETING OF THE SHAREHOLDERS OF U.S. GLOBAL INVESTORS

         U.S. Global intends to hold its next annual meeting during the third calendar quarter of 2007, according to its normal schedule. According to our Articles and Bylaws, holders of Class A Common Stock have no power to vote at any meeting of the shareholders of U.S. Global except as required by the TBCA, therefore, the Company does not permit such shareholders to put forward shareholder nominations or proposals. According to our Bylaws, U.S. Global must receive timely notice of any Class C Common Stock shareholder nominations and proposals to be properly brought before the 2007 Annual Meeting. A copy of the Bylaws of U.S. Global setting forth the advance notice provisions and requirements for submission of shareholder nominations and proposal may be obtained from the U.S. Global Secretary at the address indicated on the first page of this Proxy Statement.

           DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

         Only one Proxy Statement is being delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. The Company shall deliver promptly upon written or oral request a separate copy of the Proxy Statement to a shareholder at a shared address to which a single copy of the document was delivered. A shareholder can notify the Company that the shareholder wishes to receive a separate copy of the Proxy Statement by sending a written request to the Company at the address set forth below; or by calling the Company at the telephone number set forth below and requesting a copy of the Proxy Statement. A shareholder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future proxy statements and annual reports.

                      DOCUMENTS INCORPORATED BY REFERENCE

         The Securities and Exchange Commission allows us to incorporate by reference information into this proxy statement. This means that we can disclose important information to you by referring you to another document filed separately with the Securities and Exchange Commission. The information incorporated by reference into this proxy statement is considered a part of this proxy statement, and information that we file later with the Securities and Exchange Commission, prior to the closing of the restructuring, will automatically update and supersede the previously filed information and be incorporated by reference into this proxy statement.

         Pursuant to Item 13 of Rule 14a-101, the financial and other information included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2006 filed with the SEC on September 12, 2006 are incorporated by reference to Proposal Two of this proxy statement and such report has been delivered to the shareholders with this Proxy Statement.

         You should rely only on the information contained or incorporated by reference in this document to vote on the Proposals.

                                 OTHER MATTERS

         This proxy statement does not constitute an offer to sell or to buy, or a solicitation of an offer to sell or to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is not lawful to make any offer or solicitation in such jurisdiction.

         No business other than the matters set forth in this document is expected to come before the meeting, but should any other matters requiring a shareholder's vote arise, including a question of adjourning the meeting, the persons named in the accompanying Proxy will vote thereon according to their best judgment in the interests of U.S. Global. If a nominee for office of director should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies may vote for another person in his place in what they consider the best interests of U.S. Global.

         All costs of solicitation of Proxies will be borne by the Company. In addition to solicitation by mail, the directors, officers and employees of the Company may solicit proxies personally or by other appropriate means, without additional compensation.

                                       By Order of the Board of Directors

                                       /s/ Deanna Gunn
                                       ..................................
                                       Deanna Gunn
                                       SECRETARY

San Antonio, Texas
November 8, 2006

                                   EXHIBIT A

                AMENDMENT TO ARTICLES PURSUANT TO PROPOSAL ONE

         The Articles would be amended to read as follows (language to be added is double-underlined; language to be removed is in bold and brackets):





               [THIRD]FOURTH AMENDED AND RESTATED [AND AMENDED]
                      ==================
                           ARTICLES OF INCORPORATION
                                      OF
                          U.S. GLOBAL INVESTORS, INC.
                        [AS ADOPTED SEPTEMBER 20, 1996]

                                 ARTICLE ONE

         The name of the corporation is U.S. GLOBAL INVESTORS, INC.

                                 ARTICLE TWO

         The period of its duration is perpetual, unless sooner dissolved according to law.

                                ARTICLE THREE

         The purposes or purpose for which the corporation is organized are:

         1. To serve as an investment advisor and to manage one or more mutual
         ===
funds and engage in other investment advisory services permitted by the laws of the State of Texas and the United States of America; to engage in the business of advising others directly and through publications and/or writings as to the advisability of investing in, purchasing or selling securities; to engage in the business of buying and selling securities for its own account.

         2. To provide information, pamphlets and data concerning securities.

         3. To establish, operate and maintain one or more mutual funds, as permitted by the laws of the State of Texas and the United States of America.

         4. To engage in any commercial and industrial enterprises calculated
         ===
or designed to be profitable to the corporation and in conformity with the laws of the State of Texas; to engage in any business whatsoever either as principal or as agent or as both, or as a syndicate, which the corporation may deem convenient or proper in furtherance of any [or]of the purposes
                                                    ==
hereinabove mentioned or otherwise; to conduct its business in any lawful manner in any place in the State, Nation, or any place or country in the world whenever desired and upon compliance and in accordance with and pursuant to the laws, rules, statutes, treaties, regulations and customs thereof; and to have and to execute all powers authorized by the laws of the State of Texas under which this corporation is formed, whether expressly set forth in this article or not, as such laws are now in effect, or may at any time hereafter be amended.

                                 ARTICLE FOUR

         1. General. The corporation is authorized to issue three classes of
            -------
Common Stock, one designated Class A Common Stock, one designated Class B Common Stock, and one designated Class C Common Stock (collectively referred to herein as "Common Stock"). The total number of shares which the corporation
             =            =
is authorized to issue is [11,000,000]36,000,000 shares. The number of shares
                                      ==========
of Class A Common Stock authorized is [7,000,000]28,000,000, and the par value
                                                 ===========
of each such share is [$0.05]$0.025. The number of shares of Class B Common
                             ======
Stock authorized is [2,250,000,]4,500,000, and the par value of each such
                                ==========
share is [$0.05]$0.025. The
                ======
number of shares of Class C Common Stock authorized is [1,750,000,]3,500,000,
                                                                   ==========
and the par value of each such share is [$0.05]$0.025.[ THE AGGREGATE NUMBER
                                               ======
OF SHARES OF CLASS B COMMON STOCK AND CLASS C COMMON STOCK AUTHORIZED IS 4,000,000.] As provided in [PART 3.4]paragraph 2(d) of this Article Four, the
                                     ==============
Class B Common Stock may be converted to Class C Common Stock. If and when the conversion right of Class B Common Stock is exercised, allowing shares of Class B Common Stock to be exchanged into Class C Common Stock, the number of authorized shares of Class B Common Stock shall be reduced by the number of Class B shares exchanged into Class C Common Stock shares, thereby allowing the total number of shares of Class B and Class C Common Stock authorized and outstanding to remain constant at all times. Except for the voting and conversion rights set forth in [PARTS 3.1 AND 3.4]paragraphs 3(a) and (d) of
                                                  =======================
this Article Four, all other rights and preferences of the Class B and Class C Common Stock are equal.

         2. Class A Common Stock.
            --------------------

                  (a) [2.1] Voting Rights. Except as otherwise expressly
                  ===       -------------
provided by law, all voting rights shall be in the Class C Common Stock as provided for in paragraph [3.1]3(a) below, and none in the Class A Common
                               ====
Stock.

                  (b) [2.2] Dividends.
                  ===        ---------

                           (1) Amount; Participating. In any fiscal year of
                               ---------------------
the corporation, the holders of the Class A Common Stock at the time outstanding shall be entitled to receive, when and as declared by the Board of Directors of the corporation, out of any funds legally available therefor, noncumulative cash dividends in an aggregate amount up to 5% of the corporation's after-tax net earnings for its prior fiscal year. In any fiscal
           =
year of the corporation, until the holders of the Class A Common Stock shall have received cash dividends aggregating 5% of the corporation's after-tax net
                                                              =
earnings for its prior fiscal year, no cash dividends shall be paid to the holders of the Class C Common Stock or Class B Common Stock. In any fiscal year of the corporation in which the holders of the Class A Common Stock shall have received cash dividends aggregating 5% of the corporation's after-tax net
                                                              =
earnings for its prior fiscal year, the holders of the Class C Common Stock and Class B Common Stock shall then be entitled to receive, when and as declared by the Board of Directors, out of any funds legally available therefor, cash dividends per share up to the amount of cash dividends per share theretofore received by the holders of Class A Common Stock during such
                           ======================================
fiscal [ADJUSTMENT AS PROVIDED IN PARAGRAPH 2.2(4) HEREOF.]year. In any fiscal
                                                           =====
year of the corporation, when the cash dividends per share paid to the holders of the Class C Common Stock during such fiscal year shall be the maximum amount permitted pursuant to the preceding sentence, [SUCH]then additional
                                                           ===============
cash dividends, if any, as the Board of Directors may elect to pay during the balance of such fiscal year, out of any funds legally available therefor, shall be paid simultaneously[ ON], and on a prorated basis, to the holders of
                                 ============================================
the Class A Common Stock, the Class B Common Stock and the Class C Common Stock in the same proportionate amounts per share as theretofore paid during the fiscal year on the Class A Common Stock, Class B Common Stock and the Class C Common Stock.

                           (2) Noncumulative. Dividends on Class A Common
                               -------------
Stock shall be noncumulative and no rights shall accrue to the holders of Class A Common Stock in the event that, in any fiscal year, the corporation shall fail to declare or pay dividends of up to 5% of the after-tax net earnings of the corporation for its prior fiscal year, whether or not the earnings of the corporation for the prior fiscal year were sufficient to pay such dividend in whole or in part.

                           (3) Net Earnings After Taxes. Net earnings after
                               ------------------------
taxes for any fiscal year shall be the amount shown as after-tax net earnings in the corporation's audited statement of operations or audited consolidated
                  =
statement of operations for the fiscal year, as the case may be. Such audited statement of operations or audited consolidated statement of operations shall be prepared in accordance with generally accepted accounting principles. The amount shown as after-tax net earnings in the audited statement of operations or audited consolidated statement of operation shall be final and binding upon the holders of Class A Common Stock.

                           (4) Dividend Dilution Protection. In the event of
                               ----------------------------
any stock split, stock dividend or other stock subdivision or stock combination, of or with respect to the Class B Common Stock and the Class C Common Stock of the corporation (each of the foregoing hereinafter referred to as an "Event"), but not including shares of Class B Common Stock or Class C
      =     =
Common Stock issued in a merger or other business combination, then the maximum cash dividends per share payable to the holders of shares of Class B Common Stock and Class C Common Stock pursuant to the third sentence of paragraph [2.2]2(b)(1) hereof shall be adjusted by multiplying each such per
               ====
share cash dividend amount by a fraction whose numerator shall be the number of shares of Class B Common Stock and Class C Common Stock outstanding immediately prior to such Event and whose denominator shall be the number of shares of Class B Common Stock and Class C Common Stock outstanding immediately following such Event. Such adjustment shall be made at the time of each occurrence of an Event, giving effect to all prior adjustments. Holders of shares of Class A Common Stock shall be entitled to notice of any Event within ten (10) business days of its occurrence.

                  (c) [2.3] Purchase. Nothing herein shall limit the right of
                  ===       --------
the corporation to purchase any of its outstanding shares of Class A Common Stock in accordance with law, by public or private transaction.

                  (d) [2.4] Conversion Rights. The shares of Class A Common
                  ===       -----------------
Stock shall not be convertible into the shares of any other class of stock of the corporation.

                  (e) [2.5] Liquidation Preference Over Class C Common Stock.
                  ===       ------------------------------------------------
In the event of dissolution, liquidation or winding up of the corporation (whether voluntary or involuntary), after payment or provision for payment of debts but before any distribution to the holders of shares of Class B Common Stock and Class C Common Stock, the holders of the shares of Class A Common Stock shall be entitled to receive [$0.05]$0.025 per share. Holders of shares
                                          ======
of Class B Common Stock and Class C Common Stock shall then be entitled to receive [$0.05]$0.025 per share. All remaining assets of the corporation upon
               ======
liquidation shall be distributed pro rata among the holders of the shares of Class A Common Stock, Class B Common Stock and Class C Common Stock. If the assets distributable among the holders of Class A Common Stock are insufficient to permit full payment to them of [$0.05]$0.025 per share, the
                                                      ======
entire assets of corporation shall be distributed pro rata among the holders of the Class A Common Stock. None of the following events is a dissolution, liquidation or winding up within the meaning of this paragraph: consolidation, merger, or reorganization of the corporation with any other corporation or corporations, sale of all or substantially all the assets of the corporation, or any purchase or redemption by the corporation of any of its outstanding shares.

         3. Class B and Class C Common Stock.
            --------------------------------

                  (a) [3.1] Voting Rights. The holders of shares of Class C
                  ===       -------------
Common Stock shall have full voting rights at any annual or special meeting of the shareholders and as provided for in the Texas Business Corporation Act. Except as otherwise expressly provided by law, the holders of shares of Class B Common Stock shall have no voting rights at any annual or special meeting of the shareholders.

                  (b) [3.2] Dividends. No cash dividends shall be declared or
                  ===       ---------
paid on Class C or Class B Common Stock in any fiscal year unless cash dividends paid during such fiscal year on outstanding Class A Common Stock shall equal at least 5% of the after-tax net earnings of the corporation for its prior fiscal year.

                  (c) [3.3] Purchase. No Class C Common Stock or Class B
                  ===       --------
Common Stock shall be purchased by the corporation in any fiscal year unless cash dividends shall have been paid during such fiscal year on outstanding Class A Common Stock in the amount of at least 5% of the after-tax net earnings of the corporation for its prior fiscal year. Except as provided in the foregoing sentence, nothing herein shall limit the right of the corporation to purchase any of its outstanding shares of Class C Common Stock or Class B Common Stock in accordance with law, by public or private transaction.

                  (d) [3.4] Conversion Right. The holders of the shares of
                  ===       ----------------
Class B Common Stock shall have the right to convert Class B Common Stock shares into Class C Common Stock shares on a one-to-one ratio on such date as the Corporation's Board of Directors shall establish; and pending Board of Director action, the conversion date for Class B Common Stock to be issued shall be October 1, 1997. The holders of shares of Class B Common Stock shall have the right to convert Class B Common Stock shares into shares of Class A Common Stock, on a one-to-one basis, at any time after October 1, 1997, provided that the holders of shares of Class A Common Stock have approved an increase in the authorized number of shares of Class A Common Stock, as provided in [PART 3.5]paragraph 3(e) below.
                      ==============

                  (e) [3.5] Convocation of Meeting of Shares of the
                  ===       ---------------------------------------
Corporation. The holders of shares of Class B Common Stock shall have the
-----------
right to require the Corporation from its 1995 fiscal year to its 1997 fiscal year (exclusively), to validly call and hold meetings of the holders of each class of stock in the capital of the Corporation, at least once during each such fiscal year until the consents and approvals of such holders have been obtained so that there shall exist such number of authorized shares of Class A Common Stock as is equal to the aggregate of (i) the issued and outstanding shares of the Class A Common Stock at the time of such consents and approvals and (ii) the number of shares of Class A Common Stock as may be issuable pursuant to any outstanding subscriptions, calls, options, warrants, or other agreements or rights to sell, purchase or subscribe for any shares of Class A Common Stock or convert any obligations into shares of Class A Common Stock.

         4. Denial of Preemptive Rights. No holder of shares of any class of
            ---------------------------
the corporation, Class A Common Stock, Class B Common Stock or Class C Common Stock, shall have any preemptive right to subscribe for or acquire additional shares of the corporation of the same or any other class, whether such shares shall be hereby or hereafter authorized; and no holder of shares of any class of the corporation shall have any right to acquire any shares which may be held in the treasury of the corporation. All such additional or treasury shares may be sold for such consideration, at such time, and to such person or persons as the Board of Directors may from time to time determine.

         5. [CLASS A COMMON STOCK INTO CLASS C COMMON STOCK AND PREFERRED
            -------------------------------------------------------------
STOCK INTO CLASS A COMMON STOCK. EACH OUTSTANDING SHARE OF CLASS A COMMON
-------------------------------
STOCK SHALL BECOME ONE SHARE OF CLASS C COMMON STOCK, PAR VALUE $0.05 PER SHARE, AND EACH OUTSTANDING SHARE OF PREFERRED STOCK, PAR VALUE $0.05 PER SHARE, SHALL BECOME ONE SHARE OF CLASS A COMMON STOCK, PAR VALUE $0.05 PER SHARE EFFECTIVE UPON THE ISSUANCE BY THE SECRETARY OF STATE OF THE STATE OF TEXAS OF THE CERTIFICATE OF AMENDMENT TO THE SECOND RESTATED AND AMENDED ARTICLES OF INCORPORATION WHEREIN THIS ARTICLE FOUR BECOMES PART OF THE SECOND RESTATED AND AMENDED ARTICLES OF INCORPORATION OF THE CORPORATION.]

         6. Common Stock Split. Upon the issuance of these Fourth Amended and
         ====================================================================
Restated Articles of Incorporation by the Secretary of State of the State of
============================================================================
Texas, each share of Common Stock, of each class, outstanding shall be split
============================================================================
and reconstituted into two (2) shares of Class A Common Stock, Class B Common
=============================================================================
Stock or Class C Common Stock, respectively; provided, however, that the
========================================================================
Corporation shall issue no fractional shares of Common Stock, and all shares
============================================================================
shall be rounded up or down to the nearest whole number of shares.
==================================================================

                                [ARTICLE FIVE

         THE CORPORATION WILL NOT COMMENCE BUSINESS UNTIL IT HAS RECEIVED FOR THE ISSUANCE OF ITS SHARES CONSIDERATION OF THE VALUE OF ONE THOUSAND DOLLARS ($1,000.00).]

                              ARTICLE [SIX] FIVE
                                            ====

         The post office address of its registered office is 7900 Callaghan Road, San Antonio, Texas 78229, and the name of its registered agent at such address is Frank E. Holmes.

                              ARTICLE [SEVEN] SIX
                                              ===

         The number of directors constituting the present Board of Directors is [FIVE]four, and the names and addresses of those persons who presently
         ====
serve as directors and who will continue to serve as directors until their successors are elected and qualified are:

                 NAME                      ADDRESS
                 ----                      -------

        Frank E. Holmes                    7900 Callaghan Road
                                           San Antonio, TX 78229
       [BOBBY D. DUNCAN]                 [7900 CALLAGHAN ROAD
                                         SAN ANTONIO, TX 78229]
       [VICTOR FLORES]                   [7900 CALLAGHAN ROAD
                                         SAN ANTONIO, TX 78229]
        Jerold H. Rubinstein               [11400 W. OLYMPIC BLVD., SUITE 1100
                                           LOS ANGELES, CA]7900 Callaghan Road
                                                           ===================

                 NAME                      ADDRESS
                 ----                      -------

                                            San Antonio, TX [90064-1507]78229
                                            ===============             =====
        Roy D. Terracina                  7900 Callaghan Road
                                            San Antonio, TX 78229
        Thomas F. Lydon, Jr.             7900 Callaghan Road
        ====================             ===================
                                         San Antonio, TX 78229
                                         =====================

                                [ARTICLE EIGHT]

         [THE NAME AND ADDRESS OF EACH INCORPORATOR IS OMITTED AS PERMITTED BY
ARTICLE 4.07 B OF THE TEXAS BUSINESS CORPORATION ACT.]

                             ARTICLE [NINE] SEVEN
                                            =====

          [THE CORPORATION SHALL HAVE THE POWER TO INDEMNIFY ITS DIRECTORS, OFFICERS, EMPLOYEES, AND AGENTS AND TO PURCHASE AND MAINTAIN LIABILITY INSURANCE FOR THOSE PERSONS AS, AND TO THE FULLEST EXTENT, PERMITTED BY
ARTICLE 2.02-1 OF THE TEXAS BUSINESS CORPORATION ACT, AS NOW OR HEREAFTER AMENDED, OR BY ANY SUCCESSOR PROVISION THERETO.]

         The Corporation will, to the fullest extent permitted by the Texas
         ==================================================================
Business Corporation Act, as the same exists or may hereafter be amended,
=========================================================================
indemnify any and all persons who are or were serving as director or officer
============================================================================
of the Corporation, or who are or were serving at the request of the
====================================================================
Corporation as a director, officer, partner, venturer, proprietor, trustee or
=============================================================================
employee of another corporation, partnership, limited liability company, joint
==============================================================================
venture, sole proprietorship, trust, employee benefit plan or other
===================================================================
enterprise, from and against any and all of the expenses, liabilities or other
==============================================================================
matters referred to in or covered by such Act. Such indemnification may be
==========================================================================
provided pursuant to any Bylaw, agreement, vote of shareholders or
==================================================================
disinterested directors or otherwise, both as to action in the capacity of
==========================================================================
director or officer and as to action in another capacity while holding such
===========================================================================
office, will continue as to a person who has ceased to be a director or
=======================================================================
officer and inure to the benefit of the heirs, executors and administrators of
==============================================================================
such a person.
==============

                              ARTICLE [TEN] EIGHT
                                            =====

         Any contract or other transaction between the corporation and one or more of its directors, or between the corporation and any firm of which one or more of its directors are members or employees, or in which they are interested, or between the corporation and any corporation or association of which one or more of its directors are shareholders, members, directors, officers, or in which they are interested, shall be valid for all purposes, notwithstanding the presence of the interested director or directors at the meeting of the Board of Directors of the corporation that acts upon, or in reference to, the contract or transaction, and notwithstanding his or their participation in the action, if the fact of such interest shall be disclosed or otherwise known to the Board of Directors and the Board of Directors shall nevertheless authorize or ratify the contract or transaction, the interested director or directors to be counted in determining whether a quorum is present and to be entitled to vote on such authorization or ratification; and no director shall be liable to account to the corporation for any profits realized by reason of interest therein when such contract or other transaction has been authorized or ratified in accordance with the foregoing. This Article Ten shall not be construed to invalidate any contract or transaction which would otherwise be valid in the absence of this provision.

                             ARTICLE [ELEVEN] NINE
                                              ====

         Notwithstanding any provision in Article Nine to the contrary, no director of the [COMPANY]Corporation shall be liable to the
                         ===========
[COMPANY]Corporation or its shareholders for monetary damages or an act or
         ===========
omission in the director's capacity as a director, except for liability for
(i) any breach of a director's duty of loyalty to the [COMPANY]Corporation or
                                                               ===========
its shareholders, (ii) an act or omission not in good faith or which involves intentional misconduct or a knowing violation of law, (iii) any transaction from which as director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director's office, (iv) an act or omission for which the liability of a director is expressly provided for by statute or (v) an act related to an unlawful stock repurchase or payment of a dividend.

         If the Texas [MISCELLANEOUS CORPORATION LAWS ACT]law is hereafter
                                                          ===
amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the [Company]Corporation, in
                                                            ===========
addition to the limitation of personal liability provided herein, shall be limited to the fullest extent permitted by the amended Texas [MISCELLANEOUS CORPORATION LAWS ACT.]laws. Any repeal or modification of this paragraph by
                      =====
the shareholders of the [COMPANY]Corporation shall be prospective only, and
                                 ===========
shall not adversely affect any limitation on the personal liability of a director of the [COMPANY]Corporation existing at the time of such repeal or
                         ===========
modification.

                             ARTICLE [TWELVE] TEN
                                              ===

         Any action required by the Texas Business Corporation Act to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice, and without a vote provided: (1) a consent or consents in writing, setting forth the action so taken, are signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted; and (2) prompt notice of such action is given to those shareholders entitled to vote who did not consent in writing to the action.